UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

 of the Securities Exchange Act of 1934

Date of the Report (Date of earliest event reported): December 28, 2018

InventaBioTech Inc.

(Exact Name if Business Issuer as specified in its Charter)

Colorado	000-53030	26-1315305
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3463 Magic Drive, Suite 120
San Antonio, TX 78229
(Address of principal executive offices, including zip code)

(210) 767-2727

(Registrant's telephone number including area code)

WestMountain Company

(Former Name or Former Address, if Changed Since the Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On December 28, 2018, WestMountain Company (the “Company”) filed a Certificate of Amendment to its Articles of Incorporation (the “Amendment”) with the Secretary of State of the State of Colorado, changing its name from “WestMountain Company” to “InventaBioTech Inc.” A copy of the Amendment is attached hereto as Exhibit 3.1.

The new CUSIP number for InventaBioTech Inc.’s common stock is 46124N103. As of January 2, 2019, the shares of common stock of InventaBioTech Inc. continued to be listed on the OTC Pink marketplace under the new symbol "INVB".

Item 9.01 Financial Statements and Exhibits

Exhibit Number	Description

3.1	Articles of Amendment to the Articles of Incorporation

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

January 3, 2019

WESTMOUNTAIN COMPANY

By: /s/ James R. Garvin

James R. Garvin, Chief Executive Officer

 (Principal Executive Officer)